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Priority Technology Holdings, Inc. Announces Retirement of Chief Financial Officer

Alpharetta, GA – May 13, 2022 – Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), a leading payments technology company helping customers collect, store and send money, today announced the retirement of Michael Vollkommer, its Chief Financial Officer (CFO).

Mr. Vollkommer, who has been the Company’s Chief Financial Officer since December 2018, will retire from Priority on September 1, 2022. Subsequently, Mr. Vollkommer will remain with the Company in an advisory capacity to ensure a smooth transition and to assist in executing strategic projects going forward. The Company has begun its search for Mr. Vollkommer’s replacement and expects to name the next CFO during the third quarter.

“On behalf of all of my Priority colleagues and the Board of Directors, I would like to thank Mike for his dedication to helping advance the mission at Priority,” noted Tom Priore, Chairman and Chief Executive Office at Priority. “Mike has been instrumental in setting a strong foundation for Priority as a publicly traded company. We congratulate Mike as he transitions to this new phase in life.”

“I am proud of what we accomplished in the time I’ve been with Priority and excited about the future prospects of the Company,” said Mr. Vollkommer. “While I am stepping away from the role of CFO, I look forward to continuing to contribute to the Company in an advisory capacity.”

About Priority Technology Holdings, Inc.
Priority is a payments powerhouse driving the convergence of payments and banking. The company has built a single platform to collect, store, and send money that operates at scale. We help our customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Our tailored, agile technology powers high-value, payments products bolstered by our industry-leading personalized support. Additional information can be found at www.PRTH.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, our 2022 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 16, 2022 and May 11, 2022, respectively. These filings are available online at www.sec.gov or www.PRTH.com.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

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